COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2026 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	71.6%
APARTMENT	2.7%
Essex Property Trust, Inc.(a)		63,492	$15,365,064
UDR, Inc.		323,880	10,940,666

			26,305,730

DATA CENTERS	11.8%
Digital Realty Trust, Inc.		368,908	66,480,911
Equinix, Inc.		26,044	25,529,370
Iron Mountain, Inc.		238,656	24,376,324

			116,386,605

FREE STANDING	4.1%
Agree Realty Corp.(a)		176,884	13,333,516
Essential Properties Realty Trust, Inc.(a)		360,921	10,957,562
NETSTREIT Corp.(a)(b)		410,377	7,727,399
Realty Income Corp.(a)		129,897	7,947,098

			39,965,575

HEALTH CARE	13.5%
CareTrust REIT, Inc.(a)		221,010	8,100,016
Healthcare Realty Trust, Inc., Class A		825,036	14,017,362
Omega Healthcare Investors, Inc.		195,236	8,555,241
Welltower, Inc.(c)		518,843	102,580,450

			133,253,069

HOTEL	1.8%
Host Hotels & Resorts, Inc.(a)(c)		898,718	17,219,437

INDUSTRIALS	6.2%
EastGroup Properties, Inc.(a)		50,324	9,314,469
First Industrial Realty Trust, Inc.(a)		133,685	7,733,677
Lineage, Inc.(d)		61,115	2,002,111
Prologis, Inc.(a)(b)(c)		320,833	42,407,706

			61,457,963

MANUFACTURED HOME	4.0%
Equity LifeStyle Properties, Inc.(a)		373,036	23,284,907
Sun Communities, Inc.(a)		129,010	16,250,100

			39,535,007

OFFICE	3.5%
BXP, Inc.		341,265	17,711,653
Highwoods Properties, Inc.(a)		188,322	4,031,974
Hudson Pacific Properties, Inc.(a)(e)		87,219	515,464
Kilroy Realty Corp.(a)		422,029	11,905,438

			34,164,529

REGIONAL MALL	1.8%
Simon Property Group, Inc.(a)(b)		93,887	17,512,742

SELF STORAGE	5.0%
Extra Space Storage, Inc.(a)		215,332	28,236,485
Public Storage(a)(c)		77,251	20,925,751

			49,162,236

		Shares	Value
SHOPPING CENTER	2.5%
Kimco Realty Corp.(a)		1,104,512	$24,818,385

SINGLE FAMILY HOMES	1.3%
Invitation Homes, Inc.(a)		513,875	12,769,794

SPECIALTY	1.6%
Lamar Advertising Co., Class A(a)(b)		126,128	15,975,372

TELECOMMUNICATIONS	10.3%
American Tower Corp.		291,417	50,292,746
Crown Castle, Inc.(a)(b)		545,302	44,338,505
SBA Communications Corp., Class A		37,606	6,472,369

			101,103,620

TIMBERLAND	1.5%
Rayonier, Inc.(a)(b)		474,714	9,788,603
Weyerhaeuser Co.(a)		198,837	4,857,588

			14,646,191

TOTAL COMMON STOCK (Identified cost—$527,360,098)			704,276,255

PREFERRED SECURITIES—EXCHANGE-TRADED	12.1%
BANKING	5.4%
Bank of America Corp., 4.25%, Series QQ(a)(f)		221,886	3,772,062
Bank of America Corp., 4.375%, Series NN(f)		17,440	306,246
Bank of America Corp., 4.75%, Series SS(a)(f)		91,608	1,743,300
Bank of America Corp., 5.00%, Series LL(a)(f)		109,172	2,201,999
Bank of America Corp., 5.375%, Series KK(a)(f)		133,113	2,881,897
Bank of America Corp., 6.00%, Series GG(a)(f)		137,567	3,402,032
Brookfield Finance, Inc., 4.625%, due 10/16/80, Series 50 (Canada)(a)		77,880	1,179,882
Citigroup, Inc., 6.25%, Series II(a)(f)		101,059	2,491,104
Federal Agricultural Mortgage Corp., 4.875%, Series G(a)(f)		93,596	1,653,841
Fifth Third Bancorp, 6.875% to 10/1/30(a)(f)(g)		119,513	3,114,509
First Horizon Corp., 6.75%, Series H(a)(f)		89,120	2,205,720
JPMorgan Chase & Co., 4.55%, Series JJ(a)(f)		34,195	642,866
M&T Bank Corp., 6.35%, Series K(a)(f)		139,200	3,491,136
M&T Bank Corp., 7.50%, Series J(a)(b)(f)		153,200	3,926,516
Regions Financial Corp., 5.70% to 5/15/29, Series C(a)(f)(g)		67,200	1,579,200
U.S. Bancorp, 4.00%, Series M(f)		59,019	920,696
Wells Fargo & Co., 4.25%, Series DD(a)(f)		201,775	3,480,619
Wells Fargo & Co., 4.375%, Series CC(a)(b)(f)		230,172	4,016,501
Wells Fargo & Co., 4.70%, Series AA(a)(f)		199,488	3,766,334
Wells Fargo & Co., 4.75%, Series Z(a)(b)(f)		225,824	4,290,656
Wells Fargo & Co., 5.625%, Series Y(a)(f)		87,479	2,058,381

			53,125,497

BROKERAGE	1.1%
Morgan Stanley, 4.25%, Series O(a)(f)		66,105	1,135,023
Morgan Stanley, 5.85%, Series K(a)(f)		59,528	1,391,169
Morgan Stanley, 6.375%, Series I(a)(f)		72,559	1,782,049
Morgan Stanley, 6.625%, Series Q(a)(f)		261,324	6,595,818

			10,904,059

		Shares	Value
CONSUMER STAPLE PRODUCTS	0.3%
CHS, Inc., 7.10%, Series 2(a)(f)		110,595	$2,719,531

FINANCE	0.7%
Affiliated Managers Group, Inc., 6.75%, due 3/30/64(a)		70,138	1,571,091
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(a)(g)		80,059	2,035,900
KKR & Co., Inc., 6.875%, due 6/1/65, Series T(a)		63,541	1,477,964
TPG Operating Group II LP, 6.95%, due 3/15/64(a)		89,828	2,243,904

			7,328,859

INDUSTRIALS	0.4%
LXP Industrial Trust, 6.50%, Series C(a)(f)		76,536	3,520,656

INSURANCE	1.8%
Allstate Corp., 7.375%, Series J(a)(f)		27,335	695,402
Arch Capital Group Ltd., 4.55%, Series G(a)(f)		95,994	1,577,181
Assurant, Inc., 5.25%, due 1/15/61(a)		18,916	376,428
Athene Holding Ltd., 4.875%, Series D(a)(f)		81,520	1,322,254
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a)(f)(g)		118,320	2,795,902
Athene Holding Ltd., 7.25% to 3/30/29, due 3/30/64(a)(g)		73,257	1,734,726
Athene Holding Ltd., 7.75% to 12/30/27, Series E(a)(f)(g)		63,915	1,588,927
Corebridge Financial, Inc., 6.375%, due 12/15/64(a)		47,222	1,075,245
Equitable Holdings, Inc., 5.25%, Series A(a)(f)		109,250	2,120,543
F&G Annuities & Life, Inc., Senior Debt, 7.95%, due 12/15/53(a)		78,092	1,945,272
Lincoln National Corp., 9.00%, Series D(f)		81,699	2,135,612
RenaissanceRe Holdings Ltd., 4.20%, Series G (Bermuda)(a)(f)		39,843	602,028

			17,969,520

TELECOMMUNICATION SERVICES	0.7%
Array Digital Infrastructure, Inc., Senior Debt, 6.25%, due 9/1/69		4,504	90,440
AT&T, Inc., 4.75%, Series C(a)(f)		70,607	1,299,169
AT&T, Inc., 5.00%, Series A(a)(f)		81,345	1,597,616
Telephone & Data Systems, Inc., 6.00%, Series VV(f)		42,128	744,823
T-Mobile USA, Inc., Senior Debt, 5.50%, due 3/1/70(a)		48,118	1,022,507
T-Mobile USA, Inc., Senior Debt, 5.50%, due 6/1/70		42,662	908,701
T-Mobile USA, Inc., Senior Debt, 6.25%, due 9/1/69(a)		59,192	1,431,263

			7,094,519

UTILITIES	1.7%
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)(a)(f)		78,000	1,131,780
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)(a)(f)		60,941	910,458
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)(a)		58,890	889,239
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)(a)(f)		84,096	1,358,150
DTE Energy Co., 6.25%, due 10/1/85, Series H(a)		123,553	2,939,326
NextEra Energy Capital Holdings, Inc., 6.50%, due 6/1/85, Series U(a)		167,412	4,153,492
NextEra Energy Capital Holdings, Inc., 6.50%, due 4/15/86, Series Z(a)		73,540	1,835,558
Xcel Energy, Inc., 6.25%, due 10/15/85(a)		128,023	3,159,608

			16,377,611

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$125,198,498)			119,040,252

		Principal Amount*		Value
PREFERRED SECURITIES—OVER-THE-COUNTER	58.6%
BANKING	34.6%
ABN AMRO Bank NV, 6.875% to 9/22/31 (Netherlands)(f)(g)(h)(i)		EUR	1,200,000	$1,467,106
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.95% to 12/10/29, due 3/10/55 (Ireland)(g)			419,000	429,071
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a)(b)(f)(g)			5,500,000	5,110,882
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(a)(f)(g)(h)			2,400,000	2,594,738
Banco BPM SpA, 6.25% to 5/27/30 (Italy)(f)(g)(h)(i)		EUR	1,200,000	1,389,621
Banco de Sabadell SA, 6.50% to 5/20/31 (Spain)(f)(g)(h)(i)		EUR	3,200,000	3,738,285
Banco Santander SA, 8.00% to 2/1/34 (Spain)(a)(b)(f)(g)(h)			5,000,000	5,274,790
Banco Santander SA, 9.625% to 11/21/28 (Spain)(a)(b)(f)(g)(h)			1,200,000	1,293,229
Banco Santander SA, 9.625% to 5/21/33 (Spain)(a)(b)(f)(g)(h)			4,200,000	4,850,971
Bank of America Corp., 5.875% to 3/15/28, Series FF(a)(f)(g)			2,916,000	2,920,228
Bank of America Corp., 6.25% to 7/26/30, Series UU(a)(b)(f)(g)			4,960,000	4,992,726
Bank of America Corp., 6.625% to 5/1/30, Series OO(a)(b)(f)(g)			6,540,000	6,709,419
Bank of Montreal, 6.875% to 11/26/30, due 11/26/85, Series 6 (Canada)(g)			1,500,000	1,514,890
Bank of Nova Scotia, 6.875% to 10/27/35, due 10/27/85 (Canada)(a)(b)(g)			4,400,000	4,324,573
Bank of Nova Scotia, 7.35% to 4/27/30, due 4/27/85 (Canada)(a)(g)			2,200,000	2,223,197
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84 (Canada)(a)(g)			1,400,000	1,466,836
Barclays Bank PLC, 6.278% to 12/15/34, Series 1 (United Kingdom)(f)(g)			700,000	725,375
Barclays PLC, 7.625% to 3/15/35 (United Kingdom)(b)(f)(g)(h)			2,400,000	2,424,373
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a)(f)(g)(h)			2,100,000	2,174,106
Barclays PLC, 8.375% to 9/15/31 (United Kingdom)(f)(g)(h)(i)		GBP	2,600,000	3,520,943
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(f)(g)(h)(i)		GBP	2,300,000	3,132,565
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(f)(g)(h)		GBP	1,400,000	1,952,642
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(b)(f)(g)(h)			5,500,000	6,002,178
BNP Paribas SA, 4.625% to 2/25/31 (France)(a)(f)(g)(h)(j)			3,726,000	3,319,403
BNP Paribas SA, 6.875% to 12/15/33 (France)(a)(f)(g)(h)(j)			1,400,000	1,353,591
BNP Paribas SA, 7.375% to 9/10/34 (France)(a)(b)(f)(g)(h)(j)			4,800,000	4,815,221
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(b)(f)(g)(h)(j)			6,800,000	7,020,340
BNP Paribas SA, 8.00% to 8/22/31 (France)(a)(b)(f)(g)(h)(j)			3,800,000	3,960,045
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(b)(f)(g)(h)(j)			6,800,000	7,089,660
BNP Paribas SA, 9.25% to 11/17/27 (France)(b)(f)(g)(h)(j)			3,000,000	3,138,882
CaixaBank SA, 6.25% to 7/24/32 (Spain)(f)(g)(h)(i)		EUR	1,200,000	1,412,960
Canadian Imperial Bank of Commerce, 6.50% to 7/28/31, due 7/28/86 (Canada)(a)(b)(g)			3,800,000	3,715,556
Canadian Imperial Bank of Commerce, 7.00% to 10/28/30, due 10/28/85 (Canada)(a)(g)			2,200,000	2,224,990
Citigroup Capital III, 7.625%, due 12/1/36(a)(b)			4,700,000	5,207,336
Citigroup, Inc., 6.50% to 5/15/31, Series JJ(a)(f)(g)			3,160,000	3,153,330
Citigroup, Inc., 6.625% to 2/15/31, Series HH(a)(b)(f)(g)			6,142,000	6,150,785
Citigroup, Inc., 6.875% to 8/15/30, Series GG(a)(b)(f)(g)			9,510,000	9,583,303
Citigroup, Inc., 6.95% to 2/15/30, Series FF(a)(b)(f)(g)			10,945,000	11,032,572
Citigroup, Inc., 7.00% to 8/15/34, Series DD(a)(b)(f)(g)			3,633,000	3,741,125
Citigroup, Inc., 7.625% to 11/15/28, Series AA(a)(b)(f)(g)			3,456,000	3,575,954
CoBank ACB, 6.45% to 10/1/27, Series K(f)(g)			2,740,000	2,761,868
CoBank ACB, 7.125% to 1/1/30, Series M(f)(g)			2,000,000	2,066,340
Commerzbank AG, 7.50% to 10/9/30 (Germany)(f)(g)(h)(i)			2,400,000	2,436,825
Cooperatieve Rabobank UA, 6.50% (Netherlands)(f)(i)		EUR	892,950	1,143,325
Coventry Building Society Charitable Foundation, 8.75% to 6/11/29 (United Kingdom)(f)(g)(h)(i)		GBP	1,600,000	2,176,008
Credit Agricole SA, 7.125% to 9/23/35 (France)(a)(b)(f)(g)(h)(j)			5,200,000	5,251,319
Credit Suisse Group AG, 5.25%, Claim (Switzerland)(e)(f)(h)(j)(k)			1,200,000	300,000
Credit Suisse Group AG, 6.375%, Claim (Switzerland)(e)(f)(h)(j)(k)			1,200,000	300,000

	Principal Amount*			Value
Credit Suisse Group AG, 7.50%, Claim (Switzerland)(e)(f)(h)(j)(k)		1,000,000		$250,000
Deutsche Bank AG, 6.75% to 10/30/34 (Germany)(f)(g)(h)(i)	EUR	1,200,000		1,368,816
Deutsche Bank AG, 7.375% to 10/30/31 (Germany)(f)(g)(h)(i)	EUR	3,200,000		3,831,116
Deutsche Bank AG, 8.125% to 10/30/29 (Germany)(f)(g)(h)(i)	EUR	2,800,000		3,400,654
Erste Group Bank AG, 6.375% to 4/15/32 (Austria)(f)(g)(h)(i)	EUR	1,200,000		1,409,936
Erste Group Bank AG, 7.00% to 4/15/31 (Austria)(f)(g)(h)(i)	EUR	1,400,000		1,706,628
Eurobank SA, 6.25% to 11/10/33 (Greece)(f)(g)(h)(i)	EUR	1,200,000		1,323,154
Eurobank SA, 6.625% to 6/4/31 (Greece)(f)(g)(h)(i)	EUR	2,200,000		2,556,825
Farm Credit Bank of Texas, 7.00% to 9/15/30, Series 6(f)(g)		1,750,000		1,800,559
Farm Credit Bank of Texas, 7.75% to 6/15/29(f)(g)		1,655,000		1,729,765
First Horizon Bank, 4.761% (3 Month USD Term SOFR + 1.112%, Floor 3.75%)(a)(f)(j)(l)		2,800	†	2,071,300
HSBC Holdings PLC, 6.50%, due 9/15/37 (United Kingdom)(a)		2,100,000		2,243,777
HSBC Holdings PLC, 6.75% to 3/24/31 (United Kingdom)(f)(g)(h)		2,500,000		2,474,002
HSBC Holdings PLC, 6.875% to 9/11/29 (United Kingdom)(a)(f)(g)(h)		1,400,000		1,410,357
HSBC Holdings PLC, 7.00% to 9/24/35 (United Kingdom)(f)(g)(h)		3,300,000		3,268,978
HSBC Holdings PLC, 7.05% to 6/5/30 (United Kingdom)(a)(b)(f)(g)(h)		4,000,000		4,031,997
Huntington Bancshares, Inc., 6.25% to 10/15/30, Series K(a)(f)(g)		2,370,000		2,336,810
ING Groep NV, 7.00% to 11/16/32 (Netherlands)(a)(b)(f)(g)(h)		4,800,000		4,794,420
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(f)(g)(h)(i)		3,000,000		3,068,945
ING Groep NV, 7.50% to 5/16/28 (Netherlands)(f)(g)(h)(i)		1,200,000		1,228,121
ING Groep NV, 8.00% to 5/16/30 (Netherlands)(f)(g)(h)(i)		4,200,000		4,427,190
Intesa Sanpaolo SpA, 7.00% to 5/20/32 (Italy)(f)(g)(h)(i)	EUR	1,400,000		1,695,010
JPMorgan Chase & Co., 6.50% to 4/1/30, Series OO(a)(f)(g)		1,720,000		1,765,950
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(b)(f)(g)		5,254,000		5,454,309
Julius Baer Group Ltd., 7.50% to 8/19/30 (Switzerland)(f)(g)(h)(i)		1,200,000		1,208,418
Lloyds Banking Group PLC, 6.625% to 9/27/35 (United Kingdom)(a)(f)(g)(h)		2,000,000		1,910,668
Lloyds Banking Group PLC, 6.75% to 9/27/31 (United Kingdom)(b)(f)(g)(h)		1,200,000		1,193,920
Lloyds Banking Group PLC, 7.50% to 6/27/30 (United Kingdom)(f)(g)(h)	GBP	2,200,000		2,897,056
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)(a)(f)(g)(h)		1,600,000		1,680,880
Nationwide Building Society, 7.875% to 12/20/31 (United Kingdom)(f)(g)(h)(i)	GBP	2,000,000		2,663,580
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(a)(f)(g)(h)		1,200,000		1,299,584
Piraeus Bank SA, 6.75% to 12/30/30 (Greece)(f)(g)(h)(i)	EUR	2,000,000		2,323,491
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(b)(f)(g)		2,123,000		2,128,881
PNC Financial Services Group, Inc., 6.25% to 3/15/30, Series W(a)(b)(f)(g)		4,647,000		4,690,910
Royal Bank of Canada, 6.50% to 5/24/33, due 5/24/86 (Canada)(a)(g)		1,300,000		1,267,775
Royal Bank of Canada, 6.50% to 11/24/35, due 11/24/85 (Canada)(a)(g)		3,300,000		3,191,084
Royal Bank of Canada, 6.75% to 8/24/30, due 8/24/85 (Canada)(a)(b)(g)		4,200,000		4,218,060
Societe Generale SA, 5.375% to 11/18/30 (France)(a)(f)(g)(h)(j)		3,800,000		3,564,194
Societe Generale SA, 6.75% to 4/6/28 (France)(f)(g)(h)(j)		800,000		797,433
Societe Generale SA, 7.125% to 7/15/35 (France)(a)(f)(g)(h)(j)		2,400,000		2,308,097
Societe Generale SA, 8.125% to 11/21/29 (France)(a)(b)(f)(g)(h)(j)		3,400,000		3,502,541
Societe Generale SA, 8.50% to 3/25/34 (France)(a)(f)(g)(h)(j)		2,400,000		2,567,078
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(b)(f)(g)(h)(j)		3,800,000		3,975,290
Societe Generale SA, 10.00% to 11/14/28 (France)(a)(b)(f)(g)(h)(j)		3,200,000		3,458,098
Standard Chartered PLC, 7.00% to 11/14/35 (United Kingdom)(a)(f)(g)(h)(j)		1,400,000		1,374,096
Standard Chartered PLC, 7.875% to 3/8/30 (United Kingdom)(a)(b)(f)(g)(h)(j)		3,800,000		3,950,845
State Street Corp., 6.70% to 3/15/29, Series I(b)(f)(g)		3,784,000		3,846,973
State Street Corp., 6.70% to 9/15/29, Series J(a)(b)(f)(g)		2,180,000		2,248,219
Swedbank AB, 7.75% to 3/17/30 (Sweden)(f)(g)(h)(i)		2,000,000		2,106,525
Toronto-Dominion Bank, 6.35% to 10/31/30, due 10/31/85 (Canada)(a)(g)		3,000,000		2,954,080

		Principal Amount*		Value
Toronto-Dominion Bank, 7.25% to 7/31/29, due 7/31/84 (Canada)(a)(g)			1,400,000	$1,429,645
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(a)(b)(g)			3,400,000	3,509,721
UBS Group AG, 6.625% to 1/8/31 (Switzerland)(a)(b)(f)(g)(h)(j)			5,700,000	5,552,791
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(a)(f)(g)(h)(j)			2,600,000	2,578,224
UBS Group AG, 7.00% to 2/5/35 (Switzerland)(a)(b)(f)(g)(h)(j)			3,800,000	3,695,777
UBS Group AG, 7.00% to 1/8/36 (Switzerland)(a)(b)(f)(g)(h)(j)			4,300,000	4,158,962
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(b)(f)(g)(h)(j)			2,800,000	2,986,075
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(a)(b)(f)(g)(h)(j)			4,800,000	5,407,675
UniCredit SpA, 6.50% to 12/3/31 (Italy)(f)(g)(h)(i)		EUR	1,600,000	1,906,881
Wells Fargo & Co., 5.95%, due 12/15/36(b)			2,969,000	3,062,318
Wells Fargo & Co., 6.125% to 6/15/31, Series GG(a)(f)(g)			3,473,000	3,486,992
Wells Fargo & Co., 6.85% to 9/15/29(b)(f)(g)			4,880,000	5,061,682
Wells Fargo & Co., 7.625% to 9/15/28(a)(b)(f)(g)			3,480,000	3,657,786

				340,634,406

BROKERAGE	1.3%
Goldman Sachs Capital I, 6.345%, due 2/15/34(a)			2,301,000	2,398,127
Goldman Sachs Group, Inc., 6.85% to 2/10/30(a)(f)(g)			1,401,000	1,428,933
Goldman Sachs Group, Inc., 7.50% to 2/10/29, Series W(a)(f)(g)			1,321,000	1,379,797
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(a)(b)(f)(g)			6,946,000	7,280,658

				12,487,515

CONSUMER DISCRETIONARY PRODUCTS	0.4%
Stellantis NV, 6.25% to 3/16/31(f)(g)(i)		EUR	1,300,000	1,435,569
Stellantis NV, 6.875% to 12/16/33(f)(g)(i)		EUR	1,400,000	1,526,608
Stellantis NV, 8.25% to 6/16/32(f)(g)(i)		GBP	700,000	887,273

				3,849,450

CONSUMER STAPLE PRODUCTS	0.2%
Land O’ Lakes, Inc., 7.00%(a)(f)(j)			1,650,000	1,460,250
Land O’ Lakes, Inc., 7.25%(a)(f)(j)			945,000	867,037

				2,327,287

ENERGY	1.2%
BP Capital Markets PLC, 6.125% to 3/18/35(a)(f)(g)			3,384,000	3,414,395
BP Capital Markets PLC, 6.45% to 12/1/33(a)(f)(g)			1,380,000	1,435,489
Phillips 66 Co., 5.875% to 12/15/30, due 3/15/56, Series A(a)(g)			3,330,000	3,281,742
Phillips 66 Co., 6.20% to 12/15/35, due 3/15/56, Series B(a)(g)			3,210,000	3,197,071

				11,328,697

FINANCE	1.0%
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(b)(g)(j)			2,115,000	2,083,922
HA Sustainable Infrastructure Capital, Inc., 7.125% to 8/17/31, due 11/15/56(g)			1,235,000	1,229,528
HA Sustainable Infrastructure Capital, Inc., 8.00% to 3/1/31, due 6/1/56(a)(g)			1,840,000	1,904,514
Nomura Holdings, Inc., 7.00% to 7/15/30 (Japan)(a)(b)(f)(g)(h)			4,400,000	4,433,321

				9,651,285

HEALTH CARE	0.6%
CVS Health Corp., 7.00% to 12/10/29, due 3/10/55(a)(b)(g)			2,768,000	2,854,550
Humana, Inc., 6.625% to 6/15/31, due 9/15/56(a)(g)			3,201,000	3,077,264

				5,931,814

		Principal Amount*		Value
INSURANCE	6.1%
Allianz SE, 6.55% to 10/30/33 (Germany)(a)(f)(g)(h)(j)			3,200,000	$3,207,283
American National Group, Inc., 7.00% to 12/1/30, due 12/1/55(a)(g)			1,125,000	1,067,779
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(a)(g)			2,900,000	2,919,181
Athene Holding Ltd., 6.875% to 3/28/35, due 6/28/55(a)(g)			1,150,000	1,075,776
Athora Netherlands NV, 6.75% to 5/18/31 (Netherlands)(f)(g)(h)(i)		EUR	1,800,000	2,098,559
AXA SA, 5.125% to 9/16/31 (France)(f)(g)(h)(i)		EUR	1,800,000	2,015,769
Corebridge Financial, Inc., 6.875% to 12/1/30(a)(f)(g)			1,540,000	1,570,264
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(a)(g)			691,000	681,872
Equitable Holdings, Inc., 6.70% to 12/28/34, due 3/28/55(a)(g)			1,930,000	1,953,683
Global Atlantic Fin Co., 7.25% to 3/1/31, due 3/1/56(a)(g)(j)			2,410,000	2,273,672
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(a)(g)(j)			2,989,000	2,880,640
Hartford Insurance Group, Inc., 6.039% (3 Month USD Term SOFR + 2.387%), due 2/12/47, Series ICON(a)(b)(j)(l)			2,200,000	2,111,387
ILFC E-Capital Trust I, 6.38% (30 Year CMT + 1.550%), due 12/21/65(a)(j)(l)			1,483,000	1,264,505
Lincoln National Corp., 9.25% to 12/1/27, Series C(a)(f)(g)			1,745,000	1,822,225
MetLife Capital Trust IV, 7.875%, due 12/15/37(a)(j)			3,181,000	3,442,052
MetLife, Inc., 5.85% to 3/15/36, due 3/15/56(a)(g)			2,171,000	2,131,926
MetLife, Inc., 9.25%, due 4/8/38(a)(b)(j)			6,365,000	7,465,642
Prudential Financial, Inc., 6.50% to 12/15/33, due 3/15/54(b)(g)			1,351,000	1,384,462
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(a)(b)(g)			1,720,000	1,788,189
Reinsurance Group of America, Inc., 6.65% to 6/15/35, due 9/15/55(a)(g)			1,970,000	1,968,667
RLGH Finance Bermuda Ltd., 6.75%, due 7/2/35 (Japan)(i)			2,200,000	2,264,798
RLGH Finance Bermuda Ltd., 6.875% to 5/19/32 (Japan)(f)(g)(i)			4,400,000	4,295,861
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(f)(g)(h)(i)			1,700,000	1,645,027
SBL Holdings, Inc., 6.50% to 11/13/26(a)(f)(g)(j)			2,070,000	1,717,098
SBL Holdings, Inc., 9.508% to 5/13/30(a)(f)(g)(j)			1,690,000	1,656,670
Sumitomo Life Insurance Co., 5.875% to 9/10/35, due 9/10/55 (Japan)(a)(g)(j)			3,600,000	3,523,820

				60,226,807

PIPELINES	3.8%
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(a)(b)(g)			5,330,000	5,336,190
Enbridge, Inc., 7.20% to 3/27/34, due 6/27/54 (Canada)(a)(b)(g)			3,250,000	3,419,790
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(a)(b)(g)			4,056,000	4,381,498
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(a)(b)(g)			2,060,000	2,181,375
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(a)(b)(g)			4,470,000	5,031,508
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(b)(f)(g)			4,370,000	4,459,410
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(a)(g)			1,325,000	1,380,430
South Bow Canadian Infrastructure Holdings Ltd., 7.625% to 12/1/29, due 3/1/55 (Canada)(a)(g)			2,920,000	3,008,096
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(a)(b)(g)			4,617,000	4,527,974
Venture Global LNG, Inc., 9.00% to 9/30/29(b)(f)(g)(j)			3,701,000	3,689,272

				37,415,543

TELECOMMUNICATION SERVICES	2.1%
Bell Canada, 6.875% to 6/15/30, due 9/15/55 (Canada)(a)(b)(g)			2,145,000	2,170,894
Bell Canada, 7.00% to 6/15/35, due 9/15/55 (Canada)(a)(b)(g)			2,560,000	2,621,220
Rogers Communications, Inc., 6.875% to 5/2/31, due 7/31/56 (Canada)(g)			816,000	819,360
SoftBank Group Corp., 7.625% to 1/29/31, due 4/29/61 (Japan)(g)(i)			3,000,000	2,694,510
TELUS Corp., 6.375% to 3/9/31, due 6/9/56 (Canada)(a)(g)			2,330,000	2,307,416
TELUS Corp., 6.625% to 7/15/30, due 10/15/55 (Canada)(a)(g)			2,875,000	2,877,993
TELUS Corp., 6.625% to 3/9/36, due 6/9/56 (Canada)(a)(b)(g)			3,640,000	3,549,689

		Principal Amount*	Value
TELUS Corp., 7.00% to 7/15/35, due 10/15/55 (Canada)(a)(g)		2,250,000	$2,297,900
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(a)(g)		1,540,000	1,410,104

			20,749,086

UTILITIES	7.3%
AES Corp., 6.95% to 4/15/30, due 7/15/55(a)(g)		1,333,000	1,244,995
AES Corp., 7.60% to 10/15/29, due 1/15/55(a)(g)		729,000	723,491
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a)(b)(g)		5,618,000	5,468,430
AltaGas Ltd., 7.20% to 7/17/34, due 10/15/54 (Canada)(a)(g)(j)		2,140,000	2,175,635
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(a)(g)		2,670,000	2,617,765
American Electric Power Co., Inc., 5.80% to 12/15/30, due 3/15/56, Series C(a)(g)		2,160,000	2,135,171
American Electric Power Co., Inc., 6.05% to 12/15/35, due 3/15/56, Series D(a)(b)(g)		4,350,000	4,313,046
American Electric Power Co., Inc., 7.05% to 9/15/29, due 12/15/54(a)(b)(g)		2,664,000	2,751,882
CenterPoint Energy, Inc., 7.00% to 11/15/29, due 2/15/55, Series A(a)(g)		1,615,000	1,667,935
CMS Energy Corp., 6.50% to 3/1/35, due 6/1/55(a)(g)		2,180,000	2,220,352
Dominion Energy, Inc., 6.00% to 11/15/30, due 2/15/56(a)(g)		1,220,000	1,213,054
Dominion Energy, Inc., 6.20% to 11/15/35, due 2/15/56(a)(g)		3,570,000	3,539,920
Dominion Energy, Inc., 6.625% to 2/15/35, due 5/15/55(a)(g)		1,720,000	1,746,906
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(a)(g)		1,415,000	1,457,281
Emera U.S. Finance LLC, 6.65% to 7/1/31, due 10/1/56, Series A(g)		1,402,000	1,402,544
Emera U.S. Finance LLC, 6.85% to 7/1/36, due 10/1/56, Series B(g)		1,621,000	1,623,673
Entergy Corp., 6.10% to 3/15/36, due 6/15/56(a)(g)		1,960,000	1,935,309
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(a)(g)		1,950,000	2,017,460
Evergy, Inc., 6.65% to 3/2/30, due 6/1/55(a)(g)		2,030,000	2,045,252
Eversource Energy, 6.10% to 5/15/31, due 8/15/56, Series A(a)(g)		1,496,000	1,478,141
Eversource Energy, 6.35% to 5/15/36, due 8/15/56, Series B(a)(g)		2,319,000	2,289,057
Exelon Corp., 6.50% to 12/15/34, due 3/15/55(a)(g)		1,090,000	1,112,065
NextEra Energy Capital Holdings, Inc., 6.50% to 5/15/35, due 8/15/55(a)(b)(g)		3,129,000	3,230,161
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(b)(g)		2,673,000	2,731,787
NextEra Energy Capital Holdings, Inc., 6.75% to 3/15/34, due 6/15/54(a)(b)(g)		3,007,000	3,114,542
NiSource, Inc., 6.375% to 12/31/34, due 3/31/55(a)(g)		1,360,000	1,396,385
Puget Energy, Inc., 7.00% to 6/15/31, due 9/15/56(g)(j)		716,000	710,770
Puget Energy, Inc., 7.25% to 6/15/36, due 9/15/56(g)(j)		817,000	813,932
Sempra, 6.375% to 1/1/31, due 4/1/56(a)(g)		1,830,000	1,838,771
Sempra, 6.40% to 7/1/34, due 10/1/54(a)(b)(g)		3,983,000	3,971,885
Sempra, 6.875% to 7/1/29, due 10/1/54(a)(b)(g)		3,723,000	3,765,208
Spire, Inc., 6.25% to 3/1/31, due 6/1/56(a)(g)		1,940,000	1,924,446
Spire, Inc., 6.45% to 3/1/36, due 6/1/56(a)(g)		1,160,000	1,157,537

			71,834,788

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$567,082,836)			576,436,678

		Shares
U.S. TREASURY BONDS	0.2%
U.S. Treasury Bonds		1,820,000	1,739,237

TOTAL U.S. TREASURY BONDS (Identified cost—$1,745,495)			1,739,237

		Principal Amount*	Value
U.S. TREASURY NOTES	0.0%
U.S. Treasury Notes, 4.25%, due 8/15/35		$450,000	$448,383

TOTAL U.S. TREASURY NOTES (Identified cost—$449,789)			448,383

		Shares
WARRANTS—REAL ESTATE—OFFICE	0.1%
Hudson Pacific Properties, Inc., exercise price $0.07(e)(m)		153,296	895,249

TOTAL WARRANTS (Identified cost—$2,382,226)			895,249

		Ownership%††
PRIVATE REAL ESTATE—OFFICE	1.1%
Legacy Gateway JV LLC, Plano, TX(n)		33.6%	10,959,791

TOTAL PRIVATE REAL ESTATE (Identified cost—$14,071,976)			10,959,791

		Shares
SHORT-TERM INVESTMENTS	1.1%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 3.60%(o)		7,063,559	7,063,559
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.60%(o)		4,119,682	4,119,682

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$11,183,241)			11,183,241

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,249,474,159)	144.8%		1,424,979,086
WRITTEN OPTION CONTRACTS (Premiums received—$359,407)	(0.0)		(289,763)
LIABILITIES IN EXCESS OF OTHER ASSETS	(44.8)		(440,477,600)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	0.0		(125,000)

NET ASSETS	100.0%		$984,086,723

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(p)	Premiums Received	Value
Call — Iron Mountain, Inc.	$115.00	6/18/26	(202)	$(2,063,228)	$(100,692)	$(52,252)
Put — Prologis, Inc.	125.00	4/17/26	(144)	(1,903,392)	(30,326)	(21,894)
Put — Simon Property Group, Inc.	175.00	4/17/26	(102)	(1,902,606)	(20,296)	(11,032)
Put — Omega Healthcare Investors, Inc.	42.00	5/15/26	(416)	(1,822,912)	(30,932)	(45,180)
Put — SBA Communications Corp	170.00	5/15/26	(101)	(1,738,311)	(75,747)	(69,651)
Put — Iron Mountain, Inc.	85.00	6/18/26	(185)	(1,889,590)	(38,217)	(36,554)
Put — Simon Property Group, Inc.	175.00	6/18/26	(103)	(1,921,259)	(63,197)	(53,200)
			(1,253)	$(13,241,298)	$(359,407)	$(289,763)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate	Fixed Rate Pay/ Receive	Fixed Payment Frequency	Floating Rate	Floating Rate Pay/ Receive	Floating Payment Frequency	Maturity Date	Unrealized Appreciation (Depreciation)	Upfront Payments (Receipts)	Value
EUR 9,100,000	2.388%	Pay	Annually	2.170%(q)	Receive	Semi-Annually	12/16/30	$217,726	$—	$217,726
6,300,000	2.548%	Pay	Annually	2.127%(q)	Receive	Semi-Annually	11/1/32	158,366	—	158,366
5,600,000	2.667%	Pay	Annually	2.141%(q)	Receive	Semi-Annually	1/19/33	100,954	—	100,954
$ 65,000,000	0.762%	Pay	Monthly	3.794%(r)	Receive	Monthly	9/15/26	1,003,264	(2,126)	1,001,138
105,000,000	1.237%	Pay	Monthly	3.794%(r)	Receive	Monthly	9/15/27	3,941,127	(8,227)	3,932,900
100,000,000	3.246%	Pay	Monthly	3.680%(r)	Receive	Monthly	9/15/28	724,223	—	724,223
11,000,000	3.227%	Receive	Annually	3.680%(r)	Pay	Annually	12/16/30	(200,408)	—	(200,408)
7,300,000	3.497%	Receive	Annually	3.680%(r)	Pay	Annually	11/1/32	(98,130)	—	(98,130)
6,500,000	3.621%	Receive	Annually	3.680%(r)	Pay	Annually	1/20/33	(38,712)	—	(38,712)

								$5,808,410	$(10,353)	$5,798,057

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	36,660,140	USD	42,240,913	4/20/26	$(168,848)
Brown Brothers Harriman	GBP	14,583,832	USD	19,421,727	4/20/26	119,072
Brown Brothers Harriman	USD	923,343	EUR	797,619	4/20/26	(629)

						$(50,405)

Glossary of Portfolio Abbreviations

CMT	Constant Maturity Treasury
EUR	Euro Currency
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
ICON	Income Capital Obligation Note

REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
OIS	Overnight Indexed Swap
USD	United States Dollar

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Schedule of Investments.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock	$704,276,255	$—	$—		$704,276,255
Preferred Securities—Exchange-Traded	119,040,252	—	—		119,040,252
Preferred Securities—Over-the-Counter	—	576,436,678	—		576,436,678
U.S. Treasury Bonds	—	1,739,237	—		1,739,237
U.S. Treasury Notes	—	448,383	—		448,383
Warrants	—	895,249	—		895,249
Private Real Estate	—	—	10,959,791	(s)	10,959,791
Short-Term Investments	—	11,183,241	—		11,183,241

Total Investments in Securities	$823,316,507	$590,702,788	$10,959,791		$1,424,979,086

Forward Foreign Currency Exchange Contracts	$—	$119,072	$—		$119,072
Interest Rate Swap Contracts	—	6,145,660	—		6,145,660

Total Derivative Assets	$—	$6,264,732	$—		$6,264,732

Forward Foreign Currency Exchange Contracts	$—	$(169,477)	$—		$(169,477)
Interest Rate Swap Contracts	—	(337,250)	—		(337,250)
Written Option Contracts	—	(289,763)	—		(289,763)

Total Derivative Liabilities	$—	$(796,490)	$—		$(796,490)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2025	Change in unrealized appreciation (depreciation)	Balance as of March 31, 2026
Private Real Estate—Office	$10,919,451	$40,340	$10,959,791

The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2026 which were valued using significant unobservable inputs (Level 3) amounted to $40,340.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at March 31, 2026	Valuation Technique	Unobservable Inputs	Amount		Valuation Impact from an Increase in Input(t)
Private Real Estate—Office	$10,959,791	Discounted Cash Flow	Terminal Capitalization Rate Discount Rate	7.25 8.50	% %	Decrease Decrease

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
†	Represents shares.
††	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $941,009,493 in aggregate has been pledged as collateral.
(b)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $412,932,236 in aggregate has been rehypothecated.
(c)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $10,653,638 in aggregate has been pledged as collateral.
(d)	Restricted security. Aggregate holdings equal 0.2% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $3,755,469.
(e)	Non–income producing security.
(f)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(g)	Security converts to floating rate after the indicated fixed–rate coupon period.
(h)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $207,104,088 which represents 21.0% of the net assets of the Fund (14.4% of the managed assets of the Fund).

(i)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $75,506,902 which represents 7.7% of the net assets of the Fund, of which 0.4% are illiquid.

(j)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $130,090,524 which represents 13.2% of the net assets of the Fund, of which 0.0% are illiquid.

(k)	Security is in default.
(l)	Variable rate. Rate shown is in effect at March 31, 2026.
(m)	These warrants do not have a stated expiration date.
(n)	Security value is determined based on significant unobservable inputs (Level 3).
(o)	Rate quoted represents the annualized seven–day yield.
(p)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(q)	Based on 6-Month EURIBOR. Represents rates in effect at March 31, 2026.
(r)	Based on 1-Day USD-SOFR-OIS. Represents rates in effect at March 31, 2026.
(s)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1 - Portfolio Valuation.

(t)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued based upon prices provided by a third-party pricing service. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on the applicable exchanges on the valuation date, when supported by sufficient trading volume, or otherwise based on prices provided by a third-party pricing service. Over-the-counter (OTC) options and total return swap contracts are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the Cohen & Steers RNP Trust (the REIT Subsidiary). Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the Investment Company Act of 1940. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The levels associated with valuing the Fund’s investments as of March 31, 2026 are disclosed in the Fund’s Consolidated Schedule of Investments.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The Fund may enter into interest rate swap contracts to manage interest rate risk. The interest rate swaps that are intended to reduce interest rate risk under the credit agreement seek to do so by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.